                          MORGAN STANLEY BALANCED FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        AUGUST 1, 2008 - JANUARY 31, 2009

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED    TOTAL                   PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

  IBM Corp.      10/09/08         -         $98.630   $1,600,000,000.00    200,000       0.01%      0.25%      Banc of     Barclays
 7.625% due                                                                                                    America     Capital
 10/15/2018                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner     11/13/08         -         $98.465   $1,250,000,000.00     75,000       0.00%      0.12%       Citi,      Citigroup
  Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                    Bank
due 2/14/2019                                                                                                Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                             LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                            Capital, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Utendahl
                                                                                                               Capital
                                                                                                             Group, LLC,
                                                                                                            Loop Capital
                                                                                                            Markets, LLC

  Procter &      12/15/08         -         $99.978   $2,000,000,000.00     185,000      0.00$      0.32%       Citi,       Goldman
  Gamble Co.                                                                                                   Goldman,      Sachs
 Note 4.600%                                                                                                   Sachs &
due 01/15/2014                                                                                               Co., Morgan
                                                                                                               Stanley,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                               Merrill
                                                                                                               Lynch &
                                                                                                              Co., HSBC,
                                                                                                             J.P.Morgan,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                               Banc of
                                                                                                               America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                Credit
                                                                                                             Suisse, The
                                                                                                               Williams
                                                                                                               Capital
                                                                                                             Group, L.P.

 Walgreen Co.    01/08/09         -         $99.477    $1,000,000,000       80,000       0.04%      0.17%       Banc of     Banc of
 Note 5.250%                                                                                                    America     America
due 1/15/2019                                                                                                 Securities
                                                                                                                 LLC,
                                                                                                               Goldman,
                                                                                                             Sachs & Co.,
                                                                                                              J.P.Morgan,
                                                                                                                Morgan
                                                                                                               Stanley,
                                                                                                             Loop Capital
                                                                                                               Markets,
                                                                                                              LLC, Wells
                                                                                                                Fargo
                                                                                                              Securities

  Emerson        01/15/09         -         $99.619    $500,000,000.00      65,000       0.01%      0.00%       Banc of       J.P.
Electric Co.                                                                                                    America      Morgan
 4.875% due                                                                                                   Securities
 10/15/2019                                                                                                      LLC,
                                                                                                              J.P.Morgan,
                                                                                                               Barclays
                                                                                                             Capital, BNP
                                                                                                               PARIBAS,
                                                                                                             Citi, Morgan
                                                                                                             Stanley, RBC
                                                                                                                Capital
                                                                                                                Markets

Wal-Mart Inc.    01/15/09         -         $99.561    $500,000,000.00      125,000      0.02%      0.32%      Banc of     Barclays
 4.125% due                                                                                                    America     Capital
  2/1/2019                                                                                                   Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             J.P.Morgan,
                                                                                                             Banca IMI,
                                                                                                             BNP PARIBAS,
                                                                                                              CastleOak
                                                                                                             Securities,
                                                                                                            L.P., Credit
                                                                                                               Suisse,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                            Loop Capital
                                                                                                              Markets,
                                                                                                             LLC, Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                               Scotia
                                                                                                             Capital, TD
                                                                                                             Securities,
                                                                                                            U.S. Bancorp
                                                                                                            Investments,
                                                                                                             Inc., BBVA
                                                                                                             Securities,
                                                                                                               Cabrera
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                             LLC, Citi,
                                                                                                              Dresdner
                                                                                                             Kleinwort,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Santander
                                                                                                             Investment,
                                                                                                              Standard
                                                                                                              Chartered
                                                                                                              Bank, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Wachovia
                                                                                                             Securities

  Delhaize       01/27/09         -         $99.667    $300,000,000.00      70,000       0.02%      0.12%      Banc of       J.P.
Group 5.875%                                                                                                   America      Morgan
due 2/1/2014                                                                                                 Securities
                                                                                                              LLC, J.P.
                                                                                                             Morgan, BNP
                                                                                                              PARIBAS,
                                                                                                               Fortis
                                                                                                             Securities,
                                                                                                                 ING
                                                                                                             Wholesale,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                            BB&T Capital
                                                                                                            Markets, BNY
                                                                                                               Mellon
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                            LLC, Calyon,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities

 AT&T Inc.       01/29/09         -         $99.437   $2,250,000,000.00     40,000       0.00%      0.07%      Banc of       J.P.
6.550% due                                                                                                     America      Morgan
2/15/2039                                                                                                    Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                                Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                                 RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                               SOCIETE
                                                                                                              GENERALE,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               DnB NOR
                                                                                                               Markets

ConocoPhillips   01/29/09         -         $99.326   $2,250,000,000.00     55,000       0.00%      0.10%      Banc of      Banc of
  5.750% due                                                                                                   America      America
   2/1/2019                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                                Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                                 RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                               SOCIETE
                                                                                                              GENERALE,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               DnB NOR
                                                                                                               Markets

General Mills    01/29/09         -         $99.914   $1,150,000,000.00     40,000       0.00%      0.07%      Deutsche       J.P.
 Inc. 5.600%                                                                                                  Bank, J.P.     Morgan
 due 2/3/2019                                                                                                  Morgan,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                             Wells Fargo
                                                                                                             Securities,
                                                                                                             Citi, Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              Barlcays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                             Suisse, The
                                                                                                              Williams
                                                                                                               Capital
                                                                                                            Group, L.P.,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities

  Verizon        01/30/09         -         $99.937   $3,500,000,000.00     95,000       0.00%      0.17%    Citi, Banc    Citigroup
  Wireless                                                                                                   of America
Capital L LC                                                                                                 Securities
 5.550% due                                                                                                  LLC, Morgan
  2/1/2014                                                                                                    Stanley,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                             Suisse, RBS
                                                                                                              Greenwich
                                                                                                            Capital, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Scotia
                                                                                                            Capital, RBC
                                                                                                               Capital
                                                                                                               Markets